SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 March 27, 2002
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                 Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                             13-3521640
         (Commission File                        (IRS Employer
         Number)                                 Identification No.)


         Airplanes Limited                       Airplanes U.S. Trust
         22 Grenville Street                     1100 North Market Street
         St. Helier                              Rodney Square North
         Jersey, JE4 8PX                         Wilmington, Delaware
         Channel Islands                         19890-0001
         (011 44 1534 609 000)                   (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Press Release dated March 25, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     AIRPLANES LIMITED


Date: March 27, 2002                 /s/ Roy M. Dantzic*
                                     ----------------------------------
                                     Director and Officer


Date: March 27, 2002                 AIRPLANES U.S. TRUST


                                     /s/ Roy M . Dantzic*
                                     ----------------------------------
                                     Controlling Trustee
                                     and Officer


                                     *By: /s/ Michael Walsh
                                     ----------------------------------
                                     Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A   -   Press Release
Exhibit B   -   Power of Attorney for Airplanes Limited
Exhibit C   -   Power of Attorney for Airplanes U.S. Trust

                                                                      Exhibit A

-------------------------------------------------------------------------------
[STANDARD & POOR'S LOGO]           STRUCTURED FINANCE
-------------------------------------------------------------------------------
Publication date: March 25, 2002
Reprinted from RatingsDirect

C, D Notes of Aircraft Securitization APTT Downgraded and Remain on Watch Neg

Analyst: Sean Hannigan, London (44) 20-7826-3783; Irene Ho-Moore, London (44) 20-7826-3532; Philip Baggaley, CFA, New York (1) 212-438-7683; Michael K Vernier, Esq. , New York (1) 212-438-6629

Analytical e-mail addresses: sean_hannigan@standardandpoors.com, irene_homoore@standardandpoors.com, phil_baggaley@standardandpoors.com, michael_vernier@standardandpoors.com, and
StructuredFinanceEurope@standardandpoors.com

-------------------------------------------------------------------------------


     LONDON (Standard & Poor's) March 25, 2002--Standard & Poor's said today that it lowered its ratings on Airplanes Pass-Through Trust's class C and D notes, following continued weak cash flow, and the resulting reallocation of principal cash flows from the class C and D notes in favor of the class A notes. The class C and D notes remain on CreditWatch with negative implications where they were placed on Sept. 27, 2001.

     At the same time, Standard & Poor's affirmed the ratings on the class A and B notes (see list below).

     Airplanes Pass-Through Trust is the largest aircraft operating lease securitization rated by Standard & Poor's with 188 aircraft in the portfolio, and approximately $2.73 billion of rated notes outstanding. The transaction closed in March 1996 and in March 1998 and March 2001 there were two re-financings of certain classes of notes.

     Prior to Sept. 11, 2001, Airplanes Pass-Through Trust suffered from somewhat poorer cash flow performance than was originally expected. With current market trends in the aircraft industry, Standard & Poor's expects performance to be further affected. Also, annual appraisal values for the past two years have come in under those assumed for this transaction. As a direct consequence of these lower appraisal values, income has been redirected to pay down the class A notes, effectively locking out any payments of principal on the class C and D notes. Any future principal payments on these notes will depend on the class A notes reaching their targeted loan-to-value ratio.

     Airplanes Pass-Through Trust benefits from a wide diversification of aircraft types and airline lessees. The aircraft portfolio includes, however, a significant proportion of mostly older planes. For example, 29% of the portfolio's value is in various McDonnell Douglas aircraft, 6% in Fokker 100s, and 5% in turboprop regional aircraft. These have been particularly hard hit by events in the airline industry. Only 11% of value (all A320-200s) is represented by the latest technology generation of narrowbody planes, whose values and lease rates have held up best in the current adverse environment. In the coming year, the servicer (G.E. Capital Aviation Services) will have to re-market more than one-quarter of the portfolio. Standard & Poor's expects to see lower lease rates realized on most of these aircraft, and some delay in re-leasing is also likely.

     Sources of liquidity are maintained at quite a high level in this transaction, and one of the facilities is available to cover interest payments on the class C and D notes.

     The ratings on the notes in this transaction and the CreditWatch situation will continue to be closely monitored.

     OUTSTANDING RATINGS LOWERED
     Airplanes Pass-Through Trust
     $775 Million* Pass-Through Certificates Series 96-1
     Class                    Rating
                      To                From
     C                BB+/Watch Neg     BBB/Watch Neg
     D                B-/Watch Neg      BB/Watch Neg


     OUTSTANDING RATINGS AFFIRMED
     Airplanes Pass-Through Trust
     $2.637 Billion* Pass-Through Certificates Series 96-1
     Class     Rating
     A         AA
     B         A
     *Initial outstanding amount of remaining classes.

     --------------------------------------------------------------------------
     This report was reproduced from Standard & Poor's RatingsDirect, the premier source of real-time, Web-based credit ratings and research from an organization that has been a leader in objective credit analysis for more than 140 years. To preview this dynamic on-line product, visit our RatingsDirect Web site at www.standardandpoors.com/ratingsdirect. Standard & Poor's. Setting The Standard.
     --------------------------------------------------------------------------

     Standard & Poor's
          A Division of The McGraw Hill Companies [logo]

     Published by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. Executive offices: 1221 Avenue of the Americas, New York, NY 10020. Editorial offices: 55 Water Street, New York, NY 10041. Subscriber services: (1) 212-438-7280. Copyright 2002 by The McGraw-Hill Companies, Inc. Reproduction in whole or in part prohibited except by permission. All rights reserved. Information has been obtained by Standard & Poor's from sources believed to be reliable. However, because of the possibility of human or mechanical error by our sources, Standard & Poor's or others, Standard & Poor's does not guarantee the accuracy, adequacy, or completeness of any information and is not responsible for any errors or omissions or the result obtained from the use of such information. Ratings are statements of opinion, not statements of fact or recommendations to buy, hold, or sell any securities.

                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  -----------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  -----------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.


Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  ------------------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------